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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report set forth on page F-2 of this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File Nos. 333-82925, 333-59291, 333-22675 and 333-2196.

Boston, Massachusetts
March 28,2000